LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                                   RIDE, INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED APRIL 6, 1999
                                       BY
                             MINOTAUR CAPITAL, INC.

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
             TIME, ON APRIL 30, 1999 UNLESS THE OFFER IS EXTENDED.

                        THE DEPOSITORY FOR THE OFFER IS:

                                  BT ALEX,BROWN

BY MAIL:   BT ALEX,BROWN
            PO BOX 515
            Baltimore, MD 21203

            Attention: Minotaur Capital Account/Pete Christofferson

BY HAND:   BT ALEX,BROWN
            210 W. Pennsylvania Ave
            Second Floor
            Towson, MD 21204

            Attention: Minotaur Capital Account/Pete Christofferson

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be completed by stockholders either if certificates evidencing Shares (as such term is defined below) are to be forwarded herewith or if delivery of Shares, is to be made by book-entry transfer to the Depository's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the book-entry transfer procedures described in Section 3 of the Offer to Purchase (as defined below).

    Stockholders whose certificates representing Shares (the "Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depository prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares, must do so pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. See Instruction 4. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

    / / CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
        DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER
        FACILITY AND COMPLETE THE FOLLOWING:
        Name of Tendering Institution ______________________________________
        Account Number ________________  Transaction Code Number ___________

    / / CHECK HERE IF SHARES AND/OR RIGHTS ARE BEING TENDERED PURSUANT TO A
        NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:
        Name(s) of Registered Holder(s) ____________________________________
        Window Ticket No. (if any) _________________________________________
        Date of Execution of Notice of Guaranteed Delivery _________________ Name of Institution which Guaranteed Delivery ______________________

                                DESCRIPTION OF SHARES TENDERED

NAME(S) AND ADDRESS(ES) OF HOLDER(S) (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON SHARE CERTIFICATE(S) AND SHARE(S) TENDERED CERTIFICATE(S))
                     (ATTACH ADDITIONAL LIST, IF NECESSARY)


                                  TOTAL NUMBER
                                    OF SHARES
                            SHARE EVIDENCED BY NUMBER
                              OF CERTIFICATE SHARE
                      NUMBER(S)* CERTIFICATE(S)* TENDERED**



                                  Total Shares



 * Need not be completed by stockholders delivering Shares by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Depository are being tendered hereby. See Instruction 4.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


Ladies and Gentlemen:

    The undersigned hereby tenders to Minotaur Capital, Inc., a Florida corporation ("Purchaser"), the above-described shares of common stock, no par value (the "Shares"), of RIDE, INC., a Florida corporation (the "Company"), pursuant to Purchaser's offer to purchase fifty one percent of all outstanding Shares at a purchase price of $1.25 per Share, net to the seller in cash, without interest thereon payable to the seller within one year of the anniversary of the expiration date of the offer and secured by a promissory note from Purchaser to seller (the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated April 6, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, as each may be amended and supplemented from time to time, constitute the "Offer").

    Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all the Shares that are being tendered hereby and all other Shares or other securities issued or issuable in respect thereof (including, without limitation, the issuance of additional shares pursuant to a stock dividend or stock split, the issuance of other securities or the issuance of other rights that are declared or paid by the Company on or after April 6, 1999 (a "Distribution") and irrevocably constitutes and appoints the Depository the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver Share Certificates (and any Distributions), or transfer ownership of such Shares (and any Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (b) present such Shares (and any Distributions) for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and subject to the conditions of the Offer.

The undersigned hereby irrevocably appoints designees of Purchaser as the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole judgment deem proper, with respect to all of the Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of any vote or other action (and any Distributions), at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or otherwise. This appointment shall be effective when, and only to the extent that, Purchaser accepts such Shares as provided in the Offer to Purchase. This power of attorney and proxy are irrevocable, are coupled with an interest in the Shares tendered hereby, and are granted in consideration of, and effective upon, the acceptance for payment of such Shares by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Shares (and any Distributions), and no subsequent proxies will be given or written consents executed by the undersigned (and if given or executed, will not be deemed effective).

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distributions) and that when the same are accepted for payment by Purchaser, Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depository or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any Distributions). All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

    The undersigned understands that the tender of Shares and, if applicable, rights pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that no interest will be paid on the Offer Price for tendered Shares regardless of any extension of the Offer or any delay in making such payment.

    Unless otherwise indicated in the box entitled "Special Payment Instructions," please issue the check for the purchase price and/or return any Share Certificates evidencing any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price and return any Share Certificates evidencing any Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price and/or return any Share Certificates evidencing any Shares not tendered or not purchased in the name(s) of, and mail said check and Share Certificates to, the person(s) so indicated. The undersigned acknowledges that Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

--------------------------------------------------------------------------------
          SPECIAL PAYMENT INSTRUCTIONS (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if Share Certificates are not tendered or not purchased are, and/or the check for the purchase price is, to be issued in the name of someone other than the undersigned, or if Shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at the Book-Entry Transfer Facility other than that designated above.

  Issue: / / Check / / Share Certificate(s) (or, if applicable, rights Certificates) to:
  Name: ______________________________________________________________________
                                 (PLEASE PRINT)
  Address: ___________________________________________________________________

______________________________________________________________________________
                                                                   (ZIP CODE)
______________________________________________________________________________
                          (TAXPAYER IDENTIFICATION OR
                            SOCIAL SECURITY NUMBER)
                   (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

  / / Credit Shares (or rights, if applicable) delivered by book-entry transfer and not purchased to the account set forth below:

  Account Number _____________________________________________________________

------------------------------------------------------------------------------
         SPECIAL DELIVERY INSTRUCTIONS (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if Share Certificates not tendered or not purchased are, and/or the check for the purchase price is, to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under the undersigned's signature.

  Mail: / / Check / / Share Certificate(s) (or, if applicable, rights certificates) to:

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)
  Address: ___________________________________________________________________

______________________________________________________________________________
                                                                   (ZIP CODE)
______________________________________________________________________________
                          (TAXPAYER IDENTIFICATION OR
                            SOCIAL SECURITY NUMBER)
                   (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

--------------------------------------------------------------------------------

                                   IMPORTANT
                            STOCKHOLDERS: SIGN HERE
                (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON REVERSE)
================================================================================

                           Signature(s) of Holder(s)
                           Dated:____________________

    (Must be signed by the registered holder(s) exactly as such holder(s) name(s) appear(s) on the Share Certificate(s) (and/or, if applicable, Rights Certificate(s)) or on a security position listing or by a person(s) authorized to become the registered holder(s) of such Share Certificate(s) (and/or, if applicable, Rights Certificate(s)) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.) Name(s):
________________________________________________________________________________

                                 (Please Print)
Capacity (full title): _________________________________________________________
Address: _______________________________________________________________________

                                                              (Include Zip Code)
Area Code and Telephone No.: ___________________________________________________
Taxpayer Identification or Social Security No.: ________________________________

                   (See Substitute Form W-9 on reverse side)

                           GUARANTEE OF SIGNATURE(S) (See Instructions 1 and 5)
Authorized Signature: __________________________________________________________
Name: __________________________________________________________________________

                             (Please Type or Print)
Title: _________________________________________________________________________
Name of Firm: __________________________________________________________________
Address: _______________________________________________________________________

                                                              (Include Zip Code)
Area Code and Telephone No.: ___________________________________________________
Dated: _________________________________________________________________________

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, signatures on all Letters of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or by any other bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing constituting an "Eligible Institution"), unless the Shares tendered thereby are tendered (i) by a registered holder of Shares and Rights who has not completed either the box labeled "Special Payment Instructions" or the box labeled "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution. See Instruction 5. If Share Certificates (and/or, if applicable, rights certificates) are registered in the name of a person or persons other than the signer of this Letter of Transmittal, or if payment is to be made or delivered to, or Share Certificates are to be issued or returned to, a person other than the registered owner or owners, then the tendered Share Certificates (and/or, if applicable, rights certificates) must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the Share Certificates, with the signatures on the Share Certificates (and/or, if applicable, rights certificates) or stock powers guaranteed by an Eligible Institution as provided herein. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be used if Share Certificates (and/or, if applicable, rights certificates) are to be forwarded herewith or, unless an Agent's Message is utilized, if deliveries are to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Share Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depository's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, or an Agent's Message in the case of a book-entry transfer, must be received by the Depository at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date (as defined in the Offer to Purchase). If Share Certificates (and/or, if applicable, rights certificates) are forwarded to the Depository in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Stockholders whose Share Certificates (and/or, if applicable, rights certificates) are not immediately available, who cannot deliver their Share Certificates (and/or, if applicable, rights certificates)and all other required documents to the Depository prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, may tender their Shares pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depository prior to the Expiration Date; and (c) Share Certificates (and/or, if applicable, rights certificates) for all tendered Shares, in proper form for tender, or a confirmation of a book-entry transfer into the Depository's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed

Letter of Transmittal (or a manually signed facsimile thereof), and any other documents required by this Letter of Transmittal, must be received by the Depository within (i) in the case of Shares, three Nasdaq National Market trading days of the date of execution of such Notice of Guaranteed Delivery or
(ii) in the case of rights if applicable, a period ending on the later of (y) three Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery and (z) three Nasdaq National Market trading days after the date any applicable rights certificates are distributed, all as provided in Section 3 of the Offer to Purchase.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES, AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITORY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted. By execution of this Letter of Transmittal (or a manually signed facsimile thereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares.

    3. INADEQUATE SPACE. If the space provided herein is inadequate, the Share Certificate (and/or, if applicable, rights certificate) numbers, the number of Shares evidenced by such Share Certificates (and/or if applicable, the number of rights evidenced by such rights certificates) and the number of Shares (and/or, if applicable, the number of rights) tendered should be listed on a separate signed schedule and attached hereto.

    4. PARTIAL TENDERS. If fewer than all the Shares evidenced by a Share Certificate (and/or, if applicable, fewer than all the rights evidenced by a rights certificate) delivered to the Depository herewith are to be tendered hereby, fill in the number of Shares (and/or, if applicable, rights) which are to be tendered in the box entitled "Number of Shares Tendered" (and/or, if applicable, "Number of Rights Tendered"). In such cases, new Share Certificates (and/or, if applicable, rights certificates) evidencing the remainder of the Shares that were evidenced by the Share Certificates (and/or, if applicable, rights certificates) delivered to the Depository herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on the reverse hereof, as soon as practicable after the expiration or termination of the Offer. All Shares (and/or, if applicable, rights) evidenced by Share Certificates (and/or, if applicable, rights certificates) delivered to the Depository will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) (and/or, if applicable, rights certificate(s)) without alteration, enlargement or any other change whatsoever.

    If any of the Shares tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

    If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificate(s) (and/or, if applicable, rights certificate(s)) or separate stock powers are required, unless payment of the purchase price is to be made, or Share Certificate(s) (and/or, if applicable, rights certificate(s)) evidencing Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such Share Certificate(s) (and/or, if applicable, rights certificate(s)) or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares (and/or, if applicable, rights certificate(s) evidencing rights) tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s) (or, if applicable, rights certificate(s)). Signature(s) on any such Share Certificate(s) (or, if applicable, rights certificate(s)) or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal or any Share Certificate (and/or, if applicable, rights certificate) or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and proper evidence satisfactory to Purchaser of the authority of such person to so act must be submitted.

    6. STOCK TRANSFER TAXES. Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Share Certificate(s) (and/or, if applicable, rights certificate(s)) evidencing Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s) of such Shares, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATE(S) (AND/OR, IF APPLICABLE, RIGHTS CERTIFICATE(S)) LISTED IN THIS LETTER OF TRANSMITTAL.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price is to be issued, or any Share Certificate(s) (and/or, if applicable, rights certificate(s)) evidencing Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any Share Certificate(s) (and/or, if applicable, rights certificate(s)) evidencing Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such stockholder may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility.

    8. SUBSTITUTE FORM W-9. Each tendering stockholder is required to provide the Depository with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9, which is provided below, unless an exemption applies. In the case of any holder who has completed the box entitled "Special Payment Instructions," however, the correct TIN on Substitute Form W-9 should be provided for the recipient of the payment pursuant to such instructions. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder to a $50 penalty and to 31% federal income tax backup withholding on the payment of the purchase price for the Shares.

    9. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to Feingold & Kam, 3300 PGA Blvd. Ste 410, Gardens Plaza Office Tower, Palm Beach Gardens, Fl 33410, Phone (561) 630-6727. Additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and other related materials may be obtained from brokers, dealers, commercial banks and trust companies.

    THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE COPY HEREOF (TOGETHER WITH SHARE CERTIFICATES (AND/OR, IF APPLICABLE, RIGHTS CERTIFICATES) OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITORY ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

    Under the federal income tax law, a holder of Shares whose tendered Shares are accepted for payment is required by law to provide the Depository (as payer) with such holder's correct TIN on Substitute Form W-9 below. The holder of Shares must also state that (i) such holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding. If the Depository is not provided with the correct TIN, the holder of Shares may be subject to a $50 penalty imposed by the Internal Revenue Service and payments made to such holder may be subject to backup withholding.

    Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depository. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If backup withholding applies, the Depository is required to withhold 31% of any payments made to the holder of Shares. Backup withholding is not an additional tax. Rather, the tax withheld pursuant to backup withholding rules will be available as a credit against such holder's tax liabilities. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

WHAT NUMBER TO GIVE THE DEPOSITORY

    If the holder of Shares is an individual, the correct TIN is his or her social security number. In other cases, the correct TIN may be the employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering holder of Shares has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I of the Substitute Form W-9 and the Depository is not provided with a TIN within thirty (30) days, the Depository may withhold 31% of all payments of the purchase price to such holder until a TIN is provided to the Depository.

                            FORM W-9 TO BE FILLED OUT


PAYER'S NAME:


PAYER'S IDENTIFICATION:
(for most people this is your social security number)

CERTIFICATION -- Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and (2) I am not subject to backup withholding either because (a) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (b) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if, after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed GUIDELINES.)



SIGNATURE ------------------------------------


DATE ------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
  OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE
     ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
                  ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

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

 YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON
                  APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part I of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), if I do not provide a correct taxpayer identification number to the Depository within thirty (30) days, 31% of all reportable payments made to me thereafter may be withheld.


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SIGNATURE


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DATE


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